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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                April 28, 2000
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                                Date of Report
                       (Date of earliest event reported)

                           ONYX SOFTWARE CORPORATION
              (Exact Name of Registrant as Specified in Charter)


       Washington                        0-25361                  91-1629814
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
    of Incorporation)                                        Identification No.)

       3180 139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
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             (Address of Principal Executive Offices)         (Zip Code)

                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On April 28, 2000, Onyx Software Corporation announced that its Chief Financial Officer, Sarwat Ramadan is leaving the company to pursue other opportunities. A copy of the press release relating to the announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

99.1  Press release issued April 28, 2000

                                                                          PAGE 1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONYX SOFTWARE CORPORATION


Dated: April 28, 2000                       By  /s/ Paul Dauber
                                               -----------------------
                                            Name: Paul B. Dauber
                                            Its:  Secretary

                                                                          PAGE 2
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                                 EXHIBIT INDEX


Exhibit Number     Description
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     99.1          Press release issued April 28, 2000.

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